Exhibit 10.25

FIRST AMENDMENT TO

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”) dated as of August 13, 2004 is between FIRST COMMUNITY BANCORP, a corporation formed under the laws of the State of California (the “Borrower”), and THE NORTHERN TRUST COMPANY (in such capacity, together with its successors in such capacity, the “Lender”).

WHEREAS, the Borrower and the Lender have entered into an Amended and Restated Revolving Credit Agreement dated as of August 15, 2003 (the “Credit Agreement”); and

WHEREAS, the Borrower and the Lender wish to amend to the Credit Agreement to extend the Maturity Date thereof;

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Definitions.  Terms defined in the Credit Agreement and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement and terms defined in the introductory paragraphs or other provisions of this Amendment shall have the respective meanings attributed to them therein.

2.             Amendments to Credit Agreement.  Subject to the terms of Section 3 of this Amendment,

(a)           each of the Borrower and the Lender agree that the Maturity Date of the Credit Agreement as set forth in Section 1.2 of the Credit Agreement is hereby extended to August 13, 2005, pursuant to the terms of Section 1.4 of the Credit Agreement; and

(b)           Section 1.2 of the Credit Agreement is hereby amended by replacing “August 14, 2004” as it appears therein with “August 13, 2005.”

3.             Conditions to Amendment.  This Amendment shall be subject to the satisfaction of the following conditions precedent:

(a)           The Borrower and the Lender shall have executed this Amendment and the Borrower shall have delivered its executed counterpart to the Lender.

(b)           After giving effect to this Amendment, no Event of Default or Unmatured Event of Default or shall have occurred and be continuing under the Credit Agreement, the representations and warranties of the Borrower in Section 4 of the Credit Agreement and in Section 5 hereof shall be true and correct and the

Borrower shall have provided to the Agent a certificate of a senior officer of the Borrower to that effect.

(c)           The Borrower shall have delivered to the Lender such other documents as the Lender may reasonably request.

4.             Ratification.  The parties agree that the Credit Agreement, as amended hereby, and the Note, have not lapsed or terminated, are in full force and effect, and are and from and after the date hereof shall remain binding in accordance with its terms.  All references in the Credit Agreement and the Note to “this Agreement” or the “Credit Agreement” and any other references of similar import shall henceforth mean the Credit Agreement as amended by this Amendment.  In the event of any inconsistency or conflict between this Amendment and the Credit Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

5.             Representations and Warranties.  The Borrower represents and warrants to the Lender that:

(a)           No Breach.  The execution, delivery and performance of this Amendment will not conflict with or result in a breach of, or cause the creation of a lien or require any consent under, the articles of incorporation or bylaws of the Borrower, or any applicable law or regulation, or any order, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Borrower is a party or by which it or its property is bound.

(b)           Power and Action, Binding Effect.  The Borrower is duly incorporated,  validly existing and in good standing as a corporation under the laws of the State of California and has all necessary power and authority to execute, deliver and perform its obligations under this Amendment and the Credit Agreement, as amended by this Amendment; the execution, delivery and performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, have been duly authorized by all necessary action on its part; and this Amendment and the Credit Agreement, as amended by this Amendment, have been duly and validly executed and delivered by the Borrower and constitute legal, valid and binding obligations, enforceable in accordance with their respective terms.

(c)           Approvals.  No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency or any other person are necessary for the execution, delivery or performance by the Borrower of this Amendment or the Credit Agreement, as amended by this Amendment, or for the validity or enforceability thereof.

6.             Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower may not transfer or assign any of its rights or interest hereunder.

7.             Governing Law.  This Amendment shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York.

8.             Counterparts.  This Amendment may be executed in any number of counterparts and each party hereto may execute any one or more of such counterparts, all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be as effective as delivery of a manually executed counterpart of this Amendment.

9.             Expenses.  Without limiting the obligations of the Borrower under the Credit Agreement, the Borrower agrees to pay, or to reimburse on demand, all reasonable costs and expenses incurred by the Lender in connection with the negotiation, preparation, execution, delivery, modification, amendment or enforcement of this Amendment, the Credit Agreement and the other agreements, documents and instruments referred to herein, including the reasonable fees and expenses of Gardner Carton & Douglas LLP, special counsel to the Lender, and any other counsel engaged by the Lender.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

FIRST COMMUNITY BANCORP

By:	/s/ Victor R. Santoro
Name: Victor R. Santoro
Title:	Executive Vice President & Chief
Financial Officer

THE NORTHERN TRUST COMPANY

By:	/s/ Lisa McDermott
Name:	Lisa McDermott
Title:	Vice President